Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
(10) Income Taxes
In determining its interim provision for income taxes, the Company used an estimated annual effective tax rate, which is based on expected income before taxes, statutory tax rates and tax planning opportunities available in the various jurisdictions in which the Company operates. Certain significant or unusual items are separately recognized in the period in which they occur and can be a source of variability in the effective tax rate from quarter to quarter.
The Company recorded (benefit from) provision for income taxes of $(3.5) million and $2.0 million in the six months ended June, 2021 and 2020, respectively the effective tax rate was 3.7% and 17.1% for the six months ended June 30, 2021 and 2020. The difference between the effective tax rates and the 21% federal statutory rate in the six months ended June 30, 2021 was primarily due to global intangible low-taxed
income (“GILTI”) inclusion, tax benefits of income tax holidays in foreign jurisdiction, and nondeductible compensation of officers. The difference between the effective tax rates and the 21% federal statutory rate in the six months ended June 30, 2020 was primarily due to GILTI inclusion, FDII deduction and tax benefits of income tax holidays in foreign jurisdiction.

The Company is subject to income tax in the United States federal, state and various foreign jurisdictions. Federal income tax returns of the Company are subject to IRS examination for the 2017 through 2019 tax years. State income tax returns are subject to examination for the 2016 through 2019 tax years.
The Company’s practice and intention are to indefinitely reinvest the earnings of its
non-U.S.
subsidiaries. Determination of the amount of any unrecognized deferred income tax liability on the temporary difference is not practicable because of the complexities of the hypothetical calculation.

(10) Income Taxes
For the years ended December 31, 2020 and 2019, domestic and foreign pretax income from continuing operations were $22.6 million and $21.8 million, $14.5 million and $15.0 million, respectively.
The provision for (benefit from) income taxes consists of the following, as of the dates indicated:

	December 31, 2020	December 31, 2019
(in thousands)
Current:
Federal	$10,974	2,836
State	3,411	567
Foreign	2,522	1,024

	16,907	4,427

Deferred:
Federal	(5,692)	2,871
State	(875)	(11,578)
Foreign	(454)	(131)

	(7,021)	(8,838)

Total	$9,886	(4,411)

The following table presents the tax effects of temporary differences that gives rise to significant portions of deferred tax assets and deferred tax liabilities as of the dates indicated:

	Year ended December 31, 2020	Year ended December 31, 2019
(in thousands)
Deferred Tax Assets
Accruals	$3,234	328
Deferred Rent	37	118
Allowances and reserves	637	41
Intercompany payable	826	658
Foreign Tax Credit	239	338
State taxes	947	1,018
Deferred Revenue	—	482
Other	431	—

Total Deferred Tax Assets	$6,351	2,983

Deferred Tax Liabilities
Intangibles	(54,907)	(59,310)
Fixed Assets	(1,519)	(663)
Unrealized foreign exchange gain	(276)	(382)

Total Deferred Tax Liabilities	$(56,702)	(60,355)

Net Deferred Tax Liabilities	$(50,351)	(57,372)

As of December 31, 2020, the Company had foreign tax credits of $0.2 million. Foreign tax credits will begin to expire in 2028 if not utilized.
The following is a reconciliation stated as a percentage of pretax income of the federal income tax effective rate (21%) to the Company’s effective tax rate:

	Year ended December 31, 2020	Year ended December 31, 2019
Federal tax rate	21%	21%
State taxes, net of federal benefit	2	(28)
Other permanent differences	6	2
GILTI Inclusion	6	5
FDII	(4)	(1)
RTP	—	(1)
Foreign jurisdiction income tax holiday	(11)	(11)
Foreign tax credit	(3)	(2)
Foreign tax rate differential	3	—
Deferred True-Up	—	(1)
FIN48	4	—
Other adjustments	(2)	1

Effective tax rate	22%	(15)%

For the year ended December 31, 2020, the effective tax rate differed from the statutory rate of 21%, primarily due to global intangible low-taxed
income (“GILTI”) inclusion, foreign-derived intangible income (“FDII”) deduction, tax benefits of income tax holidays in foreign jurisdiction, and unrecognized tax benefits.
For the year ended December 31, 2019, the state rate is attributable to the revaluation of net state deferred tax assets and liabilities related to the decrease in a state rate from 6.8% to 1.9% for the tax year 2018 and
2019, respectively. The decrease in the state rate is driven by refining the Company’s revenue sourcing methodologies in key state tax jurisdictions reducing state apportionment.
The Company assessed the available positive and negative evidence to estimate whether it was more likely than not that some portion, or all, of the deferred tax assets would be realized. Evidence of sources of taxable income and the pattern and timing of the reversal of the temporary differences were sufficient to support a conclusion that a valuation allowance was not needed. Therefore, the Company determined that it was more likely than not that the deferred tax assets would be realized.
We operate under tax holiday in the Philippines, which is effective through December 31, 2020, and may be extended if certain additional requirements are satisfied. The tax holidays are conditional upon our meeting certain employment and investment thresholds. The impact of these tax holidays decreased foreign taxes by $6.5 million and $4.3 million for the years ended December 31, 2020 and 2019, respectively. The benefit of the tax holidays on net income per share (diluted) was $0.71 and $0.46 for the years ended December 31, 2020 and 2019, respectively.
As of December 31, 2020, unremitted earnings of the subsidiaries outside of the U.S. are approximately $89.4 million, which the Company has not made a provision for U.S. or additional foreign withholding taxes and state taxes. The Company’s practice and intention are to indefinitely reinvest these earnings outside the U.S. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable because of the complexities of the hypothetical calculation.
On March 27, 2020, in the United States, the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) was enacted in response to the
COVID-19
pandemic. The CARES Act, among other things, permits net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021 and the deferral of employer taxes. We have chosen to avail ourselves of these CARES Act provisions for NOL carryover and carrybacks and the deferral of employer taxes. The Company has carried back net operating losses originating in the period from October 1, 2018, through December 31, 2018, to claim a refund for taxes paid in fiscal 2015, 2016, 2017, and the period from January 1, 2018, through September 30, 2018, resulting in an expected refund of approximately $5.2 million. As a result of NOL carryback, as of December 31, 2020, the Company reduced the 2017 transition tax liability to $1.0 million. Under the CARES Act, the Company received a net cash benefit of $5.3 million from the deferral of social security taxes otherwise due from April 10, 2020 through the year ended December 31, 2020.
One-half
of the deferred amount is due no later than December 31, 2021 and the second half no later than December 31, 2022.
A reconciliation of the beginning and ending balances of unrecognized tax benefits is as follows (in thousands):

Year ended December 31, 2020
(in thousands)
UTB Tabular Rollforward
Uncertain tax benefit balance as of 1/1/2020	$—
Gross increases/(decreases) - tax positions for current period	875
Gross increases/(decreases) - tax position in prior periods	1,044

Uncertain tax benefit balance as of 12/31/2020	$1,919

As of December 31, 2020, the Company had approximately $1.6 million of unrecognized tax benefits that if recognized would affect the effective income tax rate. The Company estimates no material changes to its uncertain tax positions within the next 12 months.
We recognize interest and penalties related to uncertain tax positions as components of provision for (benefit from) income taxes. As of December 31, 2020, we accrued interest and penalties of $0.1 million and $0.1 million, respectively.
The Company files income tax returns in US federal and state jurisdictions, as well as in the Philippines, Canada, India, Greece, Mexico, and the UK. In 2020, the Company established business operations in Ireland and Colombia for which the Company will be subject to tax. As of December 31, 2020, the tax years 2017 to 2020 are subject to examination by federal tax authorities (including the Philippines and Canada) and the tax years 2016 to 2020 are subject to examination by state taxing jurisdictions.